UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 1, 2010

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA                                                    35-1544218

(State or other jurisdiction of incorporation)        (IRS Employer Identification No.)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of principal executive offices, including zip code)

(765) 747-1500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 1, 2010 First Merchants Corporation issued a press release to report its financial results for the fourth quarter ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1	Press Release, dated February 1, 2010, issued by First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation

(Registrant)

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

Dated: February 1, 2010

EXHIBIT INDEX

Exhibit No.

99.1	Description

Press Release, dated February 1, 2010, issued by First Merchants Corporation

N / E / W / S	R / E / L / E / A / S / E

February 1, 2010

FOR IMMEDIATE RELEASE

For more information, contact:

Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857

http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 4th QUARTER 2009 EARNINGS AND 1st QUARTER 2010 DIVIDENDS

First Merchants Corporation (NASDAQ – FRME) has reported a fourth quarter 2009 net loss of $11.7 million, or $.55 per fully diluted common share. The Corporation’s fourth quarter loss contributed to an annual fully diluted common share loss of $2.17, down from the prior year income of $1.14.

Michael C. Rechin, President and Chief Executive Officer, stated that, “2009 proved to be a challenge and a disappointment by many measures including net income, EPS and our stock price. The earnings shortfall is nearly 100 percent the result of credit costs including provision, OREO and legal expense totaling $135 million. The magnitude of the provisioning was a function of charge-offs and the building of our loan loss reserve given the protracted recessionary environment. The net affect of the 2009 experience produced positive strides in process, underwriting and policy.

“Our core business remains very healthy, and we are satisfied with many aspects of our operations. Our deposit mix improved materially through the year driving our net-interest margin higher for each of the last three quarters. We grew demand deposits and savings balances by 10% over year-end 2008 and 7% over September 30, 2009. The liquidity we built allowed for brokered deposits and non-customer borrowings to be reduced in excess of $370 million, contributing to our net-interest margin strength. Our efficiency also improved through the year having successfully integrated the acquisition of Lincoln Bancorp and combining four bank charters into First Merchants Bank."

The loss for the quarter was primarily due to provision for loan losses of $26 million with net charge-offs of $21 million. The Corporation’s allowance for loan losses increased to $92 million, or 2.81 percent of total loans as of year-end from 1.33 percent, as of December 31, 2008, a $43 million increase. The Corporation’s coverage ratio of allowance to non-accrual loans improved to 78 percent, the highest level in five quarters.

Non-performing assets (NPA) plus 90 days delinquent loans declined for the first time in eight quarters totaling $146 million, or 3.26 percent of total assets. The six percent decline in overall NPAs included a reduction in non-accrual loans despite the addition of two large credit relationships totaling $28 million.

Net-Interest margin remained strong up three basis points (bps) linked quarter-over-quarter to 3.86 percent as net interest income totaled nearly $38 million, reflecting the strength of ongoing operations. Interest reversals on non-accrual loans totaled $2.9 million for the year and $592,000 for the quarter depressing net-interest margin by six bps for both periods.

Total non-interest income totaled $10.6 million for the quarter, after adjusting for gains from the sale of securities totaling $2.0 million and other-than-temporary impairment (OTTI) charges of $3.0 million. The expected decline linked quarter-over-quarter is consistent with prior years as mortgage banking fees and insurance commissions are seasonal. For the year, non-interest income, excluding bond gains and losses and a one time mortgage portfolio sale gain, totaled $46.5 million.

Total non-interest expense, for the fourth quarter, increased by $662,000 as salary and benefits expense increased by $735,000 quarter-over-quarter. The increase in salary and benefits expense is the result of two items including $407,000 of severance expense in the fourth quarter and a $500,000 bonus accrual reversal in the third quarter. When normalized, the Corporation’s salary and benefit costs are actually down another $172,000. The positive impact of the severance expense will be reflected in first quarter 2010 operating results.

The Corporation’s pre-tax, pre-provision earnings totaled $7.5 million for the quarter and $53 million for the full year. When normalized for a fully taxable equivalent net interest income and extraordinary items, the pre-tax, pre-provision earnings totaled $15.7 million for the quarter and $70.9 million for the full year. Extraordinary items include bond gains, OTTI expense, ORE write-downs, professional services related to credit losses and FHLB prepayment penalties.

For the year 2009, the Corporation experienced a combination of extraordinary expenses associated with credit-related OREO write-downs of $9.8 million, professional services related to credit losses totaling $3.0 million, FDIC special assessment fees of $2.2 million and $1.9 million of prepayment penalties related to FHLB advances. When adjusted for the extraordinary levels of these expenses the Corporation’s operating costs totaled $134.7 million.

As of December 31, 2009, the Corporation’s total risk-based capital measured 13.04 percent, Tier 1 risk-based capital totaled 10.32 percent, Tier 1 leverage ratio totaled 8.20 percent, and tangible common equity ratio totaled 4.54 percent. All regulatory capital ratios exceed the regulatory definitions of “well capitalized”.

The Corporation’s management and Board of Directors believe that retaining capital to protect and strengthen the Corporation is one of its highest priorities. As a result, the board of directors, on January 29, 2010, declared a reduced cash dividend of $.01 payable on March 19, 2010, to shareholders of record as of March 5, 2010.

Rechin continued, “We are pleased to have started a new year and there is evidence of a return towards profitability based on our NPA, impaired asset levels and delinquency trends. Our non-performing asset reduction in the fourth quarter and the slowing of migration in delinquency suggests a peak in provisioning. Our feeling is that absent a reversal in the current recovery, we are nearing the end of our reserve building. We look forward to fully maximizing our pre-tax pre-provision earnings run rate of nearly $70 million in the future as the expense of loan losses begins to slow.”

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Monday, February 1, 2010.

To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation’s fourth quarter earnings release. International callers please call +1 412-858-4600. A replay of the call will be available until February 9, 2010 at 9:00 a.m. (ET). To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 436868.

In order to view the web cast and presentation slides, please go to http://www.talkpoint.com/viewer/starthere.asp?Pres=129270 during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, A Division of First Merchants Bank, N.A., Commerce National Bank, A Division of First Merchants Bank, N.A., as well as First Merchants Trust Company, N.A., and First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	December 31,
	2009	2008
ASSETS
Cash and due from banks	$76,801	$84,249
Federal funds sold	102,346	66,237
Cash and cash equivalents	179,147	150,486
Interest-bearing time deposits	74,025	38,823
Investment securities	563,117	481,984
Mortgage loans held for sale	8,036	4,295
Loans	3,269,788	3,721,952
Less: Allowance for loan losses	(92,131)	(49,543)
Net loans	3,177,657	3,672,409
Premises and equipment	55,804	59,641
Federal Reserve and Federal Home Loan Bank stock	38,576	34,319
Interest receivable	20,818	23,976
Core deposit intangibles and goodwill	158,740	165,974
Cash surrender value of life insurance	94,636	93,222
Other real estate owned	14,879	18,458
Tax asset, deferred and receivable	64,394	26,738
Other assets	31,123	13,830
TOTAL ASSETS	$4,480,952	$4,784,155
LIABILITIES
Deposits:
Noninterest-bearing	$516,487	$460,519
Interest-bearing	3,020,049	3,258,292
Total Deposits	3,536,536	3,718,811
Borrowings:
Securities sold under repurchase agreements	125,687	122,311
Federal Home Loan Bank advances	129,749	360,217
Subordinated debentures, revolving credit lines and term loans	194,790	135,826
Total Borrowings	450,226	618,354
Interest payable	5,711	8,844
Other liabilities	24,694	42,243
Total Liabilities	4,017,167	4,388,252
STOCKHOLDERS’ EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 116,000 shares	112,373
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 21,227,741 and 21,178,123 shares	2,653	2,647
Additional paid-in capital	206,600	202,299
Retained earnings	150,860	206,496
Accumulated other comprehensive loss	(8,826)	(15,664)
Total Stockholders’ Equity	463,785	395,903
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,480,952	$4,784,155

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
INTEREST INCOME
Loans receivable:
Taxable	$48,297	$48,433	$205,616	$198,385
Tax exempt	296	349	1,038	1,013
Investment securities:
Taxable	2,348	2,907	12,335	12,046
Tax exempt	2,668	1,511	9,587	5,855
Federal funds sold	37	7	118	28
Deposits with financial institutions	75	194	366	755
Federal Reserve and Federal Home Loan Bank stock	348	335	1,379	1,391
Total Interest Income	54,069	53,736	230,439	219,473
INTEREST EXPENSE
Deposits	12,445	15,638	58,391	67,581
Federal funds purchased		108	28	1,856
Securities sold under repurchase agreements	511	502	1,997	2,600
Federal Home Loan Bank advances	1,627	2,583	9,232	11,168
Subordinated debentures, revolving credit lines and term loans	1,921	1,757	7,445	6,884
Total Interest Expense	16,504	20,588	77,093	90,089
NET INTEREST INCOME	37,565	33,148	153,346	129,384
Provision for loan losses	26,020	10,251	122,176	28,238
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,545	22,897	31,170	101,146
OTHER INCOME
Service charges on deposit accounts	3,735	3,346	15,128	13,002
Fiduciary activities	1,826	1,831	7,409	8,031
Other customer fees	1,969	1,634	7,922	6,776
Commission income	1,181	1,271	6,397	5,824
Earnings on cash surrender value of life insurance	569	(2,130)	1,614	(267)
Net gains and fees on sales of loans	1,744	531	6,849	2,490
Net realized and unrealized gains on sales of available for sale securities	1,984	328	11,141	599
Other-than-temporary impairment on available for sale securities	(2,979)	(1,242)	(6,729)	(2,682)
Other income	(472)	717	1,470	2,594
Total Other Income	9,557	6,286	51,201	36,367
OTHER EXPENSES
Salaries and employee benefits	18,680	15,880	76,325	63,006
Net occupancy	2,816	2,299	10,250	7,711
Equipment	1,935	1,713	7,595	6,659
Marketing	513	610	2,134	2,311
Outside data processing fees	1,488	1,128	6,186	4,087
Printing and office supplies	359	361	1,419	1,214
Core deposit amortization	1,277	809	5,109	3,216
FDIC assessments	3,203	530	10,394	857
Other expenses	9,386	5,670	32,146	19,731
Total Other Expenses	39,657	29,000	151,558	108,792
INCOME (LOSS) BEFORE INCOME TAX	(18,555)	183	(69,187)	28,721
Income tax expense (benefit)	(8,334)	(38)	(28,424)	8,083
NET INCOME (LOSS)	(10,221)	221	(40,763)	20,638
Preferred stock dividends and discount accretion	1,451		4,979
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(11,672)	$221	$(45,742)	$20,638
Per Share Data:
Basic Net Income (Loss) Available to Common Stockholders	$(0.55)	$0.01	$(2.17)	$1.14
Diluted Net Income (Loss) Available to Common Stockholders	$(0.55)	$0.01	$(2.17)	$1.14
Cash Dividends Paid	$0.08	$0.23	$0.47	$0.92
Average Diluted Shares Outstanding (in thousands)	21,211	18,257	21,117	18,162

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
NET CHARGE OFF'S	$20,807	$4,372	$81,628	$15,602

AVERAGE BALANCES:
Total Assets	$4,503,078	$3,870,148	$4,674,590	$3,811,166
Total Loans	3,345,086	3,082,061	3,546,316	3,002,628
Total Deposits	3,544,233	3,009,123	3,603,509	2,902,902
Total Stockholders' Equity	473,014	353,159	477,148	349,594

FINANCIAL RATIOS:
Return on Average Assets	(1.04)%	0.02%	(0.98)%	0.54%
Return on Average Stockholders' Equity	(9.87)	0.25	(9.59)	5.90
Average Earning Assets to Average Assets	90.28	91.15	90.81	90.88
Allowance for Loan Losses as % of Total Loans	2.81	1.33	2.81	1.33
Net Charge Off's as % of Average Loans (Annualized)	2.49	0.57	2.30	0.52
Dividend Payout Ratio	(14.55)	2,300.00	(21.66)	80.70
Average Stockholders' Equity to Average Assets	10.50	9.13	10.21	9.17
Tax Equivalent Yield on Earning Assets	5.48	6.21	5.56	6.44
Cost of Supporting Liabilities	1.62	2.33	1.82	2.60
Net Interest Margin (FTE) on Earning Assets	3.86	3.88	3.74	3.84

NON-PERFORMING ASSETS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Non-Accrual Loans	$118,409	$123,290	$112,220	$108,546	$87,546
Renegotiated Loans	8,833	5,595	4,216		130
Non-Performing Loans (NPL)	127,242	128,885	116,436	108,546	87,676
Real Estate Owned and Repossessed Assets	14,879	21,778	20,227	22,077	18,458
Non-Performing Assets (NPA)	142,121	150,663	136,663	130,623	106,134
90+ Days Delinquent	3,967	5,422	3,596	7,732	5,982
NPAS & 90 Day Delinquent	$146,088	$156,085	$140,259	$138,355	$112,116
Loan Loss Reserve	$92,131	$86,918	$77,119	$58,502	$49,543
YTD Charge-offs	81,628	60,821	46,380	6,002	15,602
NPAs / Actual Assets %	3.17%	3.37%	2.90%	2.67%	2.22%
NPAs & 90 Day / Actual Assets %	3.26%	3.49%	2.97%	2.83%	2.34%
NPAs / Actual Loans and REO %	4.32%	4.37%	3.80%	3.54%	2.83%
Loan Loss Reserves / Actual Loans (%)	2.81%	2.54%	2.16%	1.60%	1.33%
NCOs / YTD Average Loans (%)	2.30%	1.68%	1.27%	0.16%	0.52%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
ASSETS
Cash and due from banks	$76,801	$66,887	$73,668	$96,606	$84,249
Federal funds sold	102,346	52,828		89,282	66,237
Cash and cash equivalents	179,147	119,715	73,668	185,888	150,486
Interest-bearing time deposits	74,025	44,312	44,595	158,295	38,823
Investment securities	563,117	489,010	630,958	446,316	481,984
Mortgage loans held for sale	8,036	25,173	23,070	8,659	4,295
Loans	3,269,788	3,398,722	3,554,229	3,654,074	3,721,952
Less: Allowance for loan losses	(92,131)	(86,918)	(77,119)	(58,502)	(49,543)
Net loans	3,177,657	3,311,804	3,477,110	3,595,572	3,672,409
Premises and equipment	55,804	58,482	58,692	58,948	59,641
Federal Reserve and Federal Home Loan Bank stock	38,576	38,576	34,441	34,420	34,319
Interest receivable	20,818	22,359	20,778	20,783	23,976
Core deposit intangibles and goodwill	158,740	160,017	161,294	162,571	165,974
Cash surrender value of life insurance	94,636	94,267	93,876	93,544	93,222
Other real estate owned	14,879	21,778	20,227	22,077	18,458
Tax asset, deferred and refundable	64,394	59,244	62,183	36,543	26,738
Other assets	31,123	31,747	16,153	63,281	13,830
TOTAL ASSETS	$4,480,952	$4,476,484	$4,717,045	$4,886,897	$4,784,155
LIABILITIES
Deposits:
Noninterest-bearing	$516,487	$477,040	$512,368	$462,167	$460,519
Interest-bearing	3,020,049	3,035,455	3,078,555	3,222,797	3,258,292
Total Deposits	3,536,536	3,512,495	3,590,923	3,684,964	3,718,811
Borrowings:
Federal funds purchased			15,042
Securities sold under repurchase agreements	125,687	125,045	115,011	113,106	122,311
Federal Home Loan Bank advances	129,749	130,024	268,938	278,583	360,217
Subordinated debentures, revolving credit lines and term loans	194,790	194,787	194,783	204,779	135,826
Total Borrowings	450,226	449,856	593,774	596,468	618,354
Interest payable	5,711	5,722	7,351	8,278	8,844
Other liabilities	24,694	32,511	51,619	89,082	42,243
Total Liabilities	4,017,167	4,000,584	4,243,667	4,378,792	4,388,252
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 116,000 shares	112,373	112,190	112,009	111,831
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 21,227,741 and 21,178,123 shares	2,653	2,648	2,633	2,632	2,647
Additional paid-in capital	206,600	205,759	204,403	203,889	202,299
Retained earnings	150,860	164,419	172,688	205,616	206,496
Accumulated other comprehensive loss	(8,826)	(9,241)	(18,480)	(15,988)	(15,664)
Total Stockholders' Equity	463,785	475,900	473,378	508,105	395,903
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,480,952	$4,476,484	$4,717,045	$4,886,897	$4,784,155

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
INTEREST INCOME
Loans receivable:
Taxable	$48,297	$50,683	$52,843	$53,793	$48,433
Tax exempt	296	280	247	215	349
Investment securities:
Taxable	2,348	2,963	3,261	3,763	2,907
Tax exempt	2,668	2,788	2,362	1,769	1,511
Federal funds sold	37	27	42	12	7
Deposits with financial institutions	75	73	116	102	194
Federal Reserve and Federal Home Loan Bank stock	348	359	199	473	335
Total Interest Income	54,069	57,173	59,070	60,127	53,736
INTEREST EXPENSE
Deposits	12,445	13,666	15,569	16,711	15,638
Federal funds purchased		6		22	108
Securities sold under repurchase agreements	511	512	507	467	502
Federal Home Loan Bank advances	1,627	2,209	2,447	2,949	2,583
Subordinated debentures, revolving credit lines and term loans	1,921	1,932	2,113	1,479	1,757
Total Interest Expense	16,504	18,325	20,636	21,628	20,588
NET INTEREST INCOME	37,565	38,848	38,434	38,499	33,148
Provision for loan losses	26,020	24,240	58,995	12,921	10,251
NET INTEREST INCOME (LOSS) AFTER PROVISION FOR LOAN LOSSES	11,545	14,608	(20,561)	25,578	22,897
OTHER INCOME
Service charges on deposit accounts	3,735	3,963	3,888	3,542	3,346
Fiduciary activities	1,826	1,844	1,680	2,059	1,831
Other customer fees	1,969	2,004	1,946	2,003	1,634
Commission income	1,181	1,459	1,698	2,059	1,271
Earnings on cash surrender value of life insurance	569	391	331	323	(2,130)
Net gains and fees on sales of loans	1,744	1,997	1,678	1,430	531
Net realized and unrealized gains on sales of available for sale securities	1,984	5,211	1,154	2,792	328
Other-than-temporary impairment on available for sale securities	(2,979)	(1,227)	(2,045)	(478)	(1,242)
Other income	(472)	41	1,160	741	717
Total Other Income	9,557	15,683	11,490	14,471	6,286
OTHER EXPENSES
Salaries and employee benefits	18,680	17,945	19,685	20,015	15,880
Net occupancy	2,816	2,422	2,443	2,569	2,299
Equipment	1,935	1,875	1,909	1,876	1,713
Marketing	513	508	564	549	610
Outside data processing fees	1,488	1,360	1,405	1,933	1,128
Printing and office supplies	359	300	397	363	361
Core deposit amortization	1,277	1,277	1,278	1,277	809
FDIC assessments	3,203	3,121	3,494	576	530
Other expenses	9,386	10,187	7,017	5,556	5,670
Total Other Expenses	39,657	38,995	38,192	34,714	29,000
INCOME (LOSS) BEFORE INCOME TAX	(18,555)	(8,704)	(47,263)	5,335	183
Income tax expense (benefit)	(8,334)	(3,774)	(17,534)	1,218	(38)
NET INCOME (LOSS)	(10,221)	(4,930)	(29,729)	4,117	221
Preferred stock dividends and discount accretion	1,451	1,450	1,450	628
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(11,672)	$(6,380)	$(31,179)	$3,489	$221
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$(0.55)	$(0.30)	$(1.49)	$0.17	$0.01
Diluted Net Income (Loss) Available to Common Stockholders	$(0.55)	$(0.30)	$(1.49)	$0.17	$0.01
Cash Dividends Paid	$0.08	$0.08	$0.08	$0.23	$0.23
Average Diluted Shares Outstanding (in thousands)	21,211	21,170	21,120	21,093	18,257
FINANCIAL RATIOS:
Return on Average Assets	(1.04)%	(0.55)%	(2.59)%	0.30%	0.02%
Return on Average Stockholders' Equity	(9.87)	(5.35)	(24.58)	3.10	0.25
Average Earning Assets to Average Assets	90.28	90.82	91.07	91.07	91.15
Allowance for Loan Losses as % of Total Loans	2.81	2.54	2.16	1.60	1.33
Net Charge Off's as % of Average Loans (Annualized)	2.49	1.64	4.44	0.65	0.57
Dividend Payout Ratio	(14.55)	(26.67)	(5.41)	135.29	2,300.00
Average Stockholders' Equity to Average Assets	10.50	10.23	10.54	9.55	9.13
Tax Equivalent Yield on Earning Assets	5.48	5.56	5.52	5.69	6.21
Cost of Supporting Liabilities	1.62	1.73	1.88	2.01	2.33
Net Interest Margin (FTE) on Earning Assets	3.86	3.83	3.64	3.68	3.88

LOANS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Commercial and industrial loans	$675,860	$806,289	$874,671	$891,393	$904,646
Agricultural production financing and other loans to farmers	121,031	124,601	121,361	120,462	135,099
Real estate loans:
Construction	158,725	147,343	162,765	208,145	252,487
Commercial and farmland	1,254,115	1,228,983	1,231,986	1,246,450	1,202,372
Residential	841,584	855,931	930,714	949,259	956,245
Individuals' loans for household and other personal expenditures	154,132	177,338	174,363	193,109	201,632
Tax exempt loans	22,049	23,846	23,596	18,121	28,070
Lease financing receivables, net of unearned income	7,135	7,797	8,095	8,178	8,996
Other loans	35,157	26,594	26,678	18,957	32,405
	3,269,788	3,398,722	3,554,229	3,654,074	3,721,952
Allowance for loan losses	(92,131)	(86,918)	(77,119)	(58,502)	(49,543)
TOTAL LOANS	$3,177,657	$3,311,804	$3,477,110	$3,595,572	$3,672,409

DEPOSITS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Demand deposits	$1,308,741	$1,178,372	$1,197,646	$1,166,205	$1,136,267
Savings deposits	733,142	726,894	740,340	743,812	721,387
Certificates and other time deposits of $100,000 or more	438,264	492,875	503,971	511,873	546,081
Other certificates and time deposits	781,509	803,173	835,899	853,149	837,793
Brokered deposits	274,880	311,181	313,067	409,925	477,283
TOTAL DEPOSITS	$3,536,536	$3,512,495	$3,590,923	$3,684,964	$3,718,811